SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
                       the Securities Exchange Act of 1934

--------------------------------------------------------------------------------
Check the appropriate box:

     X      Preliminary Information Statement

    /_/ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

    /_/     Definitive Information Statement

                                 IMAGING3, INC.
          -------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

     X      No fee required

    /_/     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

                  (1)      Title   of  each   class  of   securities   to  which
                           transaction applies:

                  (2) Aggregate number of securities to which transaction applies:

                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  (4)      Proposed maximum aggregate value of transaction:

                  (5)      Total fee paid:

    /_/     Fee paid previously with preliminary materials.

    /_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


                  (1)      Amount Previously Paid:

                  (2)      Form, Schedule or Registration Statement No.:

                  (3)      Filing Party:

                  (4)      Date Filed:

                                 IMAGING3, INC.
                             3200 W. VALHALLA DRIVE
                            BURBANK, CALIFORNIA 91505


                         NOTICE OF ACTION TO BE TAKEN BY
                                THE SHAREHOLDERS

                                 OCTOBER 8, 2008

To The Shareholders of Imaging3, Inc.

         Dean Janes, Christopher Sohn, E. Xavier Aguilera, Haykaz Balian, Michael Nessen, Tom Imai, 4 T's Company, A. Quallo, Arthur E. Altounian and Kelli D. Altounian, Boo Za Cho, Brian K. Altounian, Gabrielle Sara Altounian, Jordan Leah Altounian, Bruce Tashjian, Bryan Tashjian, Carlos Delgado, Charles
M. Mahrer, Charles Tattersall, Christine Behm, Cimmaron L. Wiley and Cheryl A. Wiley, Colin D. Everson, Wings Fund Inc, Dane M. Tronson, Dane Medley, Daniel and Ellen Tronson, Daniel A. Klausen, Danielle Tronson, Denise G. Hoffman, Donn Janes and Candace Janes, Elaine M. Smith, Eliza Sporat, Angela Janes, Brain Janes, Garabed Djiguerian, Gerald B. Wilcox, Gregory Tashjian, Hector Monterroso, Innovative Drive Corporation, James L. Bartlett IV, James Lee, Kathryn Janes and Wendy L. Whitaker, Krames Family Trust dated February 11, 2002, Lionel Rodriguez and Patricia A. Rodriguez, Lionel Rodriguez Jr., Luke Clauson, Michael Polk, Mruthyunjay Gonchigar, Nessen Family Living Trust, Dated April 24, 2007, Rayann Congrove and Rebecca E. M. Williams, Robert W. Litter, Scott E. Dyke, Sean Crowley, Steven P. Tronson, Steven Powers Tronson and Alicia Jane Tronson, Steven R. Nessen, The Nessen Living Trust, Dated April 24, 1997, Thomas Behm, Thomas L. and Diane R. Beckley, Travis & Paul Dyhrkopp, Zachary E. Janes, and Jamie Behm (collectively, the "Majority Shareholders") are entitled to vote of a total of 133,407,841 shares or approximately 53.7% of the total issued and outstanding stock of Imaging3, Inc., a California corporation (the "Company"). The Majority Shareholders intend to adopt the following resolutions by written consent in lieu of a meeting pursuant to the General Corporation Law of the State of California.

1. Amend the Company's Bylaws to increase the size of the Company's board of directors from two (2) to a range of five (5) to nine (9), with the exact number of directors to be seven (7).

2. Authorize the officers and directors of the Company to cause the Company to amend its Articles of Incorporation in order to increase the number of authorized shares of common stock from 500,000,000 to 750,000,000, par value $0.001 per share and to authorize 1,000,000 shares of preferred stock, par value $0.001 per share.


                       Dean Janes, Chief Executive Officer

                                   -----------

             WE ARE NOT ASKING YOU FOR A CONSENT OR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY.

                                   -----------

                                 IMAGING3, INC.
                             3200 W. VALHALLA DRIVE
                            BURBANK, CALIFORNIA 91505


                                 OCTOBER 8, 2008

                               SHAREHOLDERS ACTION

         The Majority Shareholders submitted their consents to the shareholder resolutions described in this Information Statement on or about September 9, 2008, to be effective upon the satisfaction by the Company of all applicable filing and notification requirements of the Securities and Exchange Commission. As of September 9, 2008, the Majority Shareholders were entitled to vote of record 133,407,841 shares of the Company's common stock, par value $0.001 per share, or approximately 53.7% of the total issued and outstanding common stock of the Company. The remaining outstanding shares of common stock are held by approximately 617 other shareholders.

         The Majority Shareholders consist of Dean Janes, the Chairman and Chief Executive Officer of the Company, Christopher Sohn, the President of the Company, E. Xavier Aguilera, the Chief Financial Officer and a director of the Company, Haykaz Balian, the Vice President of Operations of the Company, Michael Nessen, the Vice President of Business Development of the Company, Tom Imai, the Controller of the Company,, 4 T's Company, A. Quallo, Arthur E. Altounian and Kelli D. Altounian, Boo Za Cho, Brian K. Altounian, Gabrielle Sara Altounian, Jordan Leah Altounian, Bruce Tashjian, Bryan Tashjian, Carlos Delgado, Charles
M. Mahrer, Charles Tattersall, Christine Behm, Cimmaron L. Wiley and Cheryl A. Wiley, Colin D. Everson, Wings Fund Inc, Dane M. Tronson, Dane Medley, Daniel and Ellen Tronson, Daniel A. Klausen, Danielle Tronson, Denise G. Hoffman, Donn Janes and Candace Janes, Elaine M. Smith, Eliza Sporat, Angela Janes, Brain Janes, Garabed Djiguerian, Gerald B. Wilcox, Gregory Tashjian, Hector Monterroso, Innovative Drive Corporation, James L. Bartlett IV, James Lee, Kathryn Janes and Wendy L. Whitaker, Krames Family Trust dated February 11, 2002, Lionel Rodriguez and Patricia A. Rodriguez, Lionel Rodriguez Jr., Luke Clauson, Michael Polk, Mruthyunjay Gonchigar, Nessen Family Living Trust, Dated April 24, 2007, Rayann Congrove and Rebecca E. M. Williams, Robert W. Litter, Scott E. Dyke, Sean Crowley, Steven P. Tronson, Steven Powers Tronson and Alicia Jane Tronson, Steven R. Nessen, The Nessen Living Trust, Dated April 24, 1997, Thomas Behm, Thomas L. and Diane R. Beckley, Travis & Paul Dyhrkopp, Zachary E. Janes, and Jamie Behm.

         Holders of the common stock of record as of September 9, 2008 are entitled to submit their consent to the shareholder resolutions described in this Information Statement, although no shareholder consents other than that of the Majority Shareholders are required to be submitted in order for the resolution to be adopted. The Company is not soliciting consents or proxies and shareholders have no obligation to submit either of them. Whether or not shareholders submit consents should not affect their rights as shareholders or the prospects of the proposed shareholder resolutions being adopted. The Majority Shareholders will consent to all of the shareholder resolutions described in this Information Statement. Other shareholders who desire to submit their consents must do so by November 14, 2008 and once submitted will not be revocable. The affirmative vote of the holders of a majority of the outstanding common stock of the Company is required to adopt the resolutions described in this Information Statement. California law does not require that the proposed transactions be approved by a majority of the disinterested shareholders. A total of 248,307,385 shares of common stock will be entitled to vote on the Company's proposed transactions described in this Information Statement.

                        THE COMPANY AND THE TRANSACTIONS

PROPOSED SHAREHOLDER ACTION

         The Company has its executive offices at 3200 W. Valhalla Drive, Burbank, California 91505, and its telephone number is (818) 260-0930. As described in the accompanying NOTICE OF ACTION TO BE TAKEN BY THE SHAREHOLDERS, the Company proposes to amend its Bylaws (the "Bylaws Amendment") in order to increase the size of the Company's board of directors from two (2) to a range of five (5) to nine (9), with the exact number of directors to be seven (7), and to amend its Articles of Incorporation in order to increase the number of authorized shares of the Company's common stock from 500,000,000 to 750,000,000, par value $0.001 per share and to authorize 1,000,000 shares of preferred stock, par value $0.001 per share (the "Articles Amendment").

         The Board of Directors believes that increasing the size of the Company's Board of Directors is necessary to allow the Company to add additional advisors to the Board of Directors, including advisors who are independent as defined in Rule 4200 of Financial Industry Regulatory Authority's listing standards.

         The Board of Directors of the Company voted unanimously to implement the Articles Amendment because the Board of Directors believes that an increase to the number of authorized shares of the Company's common stock and the authorization of shares of preferred stock will allow the Company to raise the capital necessary for the Company to grow its business in the future.

         The Company is not expected to experience a material tax consequence as a result of the Bylaws Amendment or the Articles Amendment. Increasing the number of authorized shares of the Company's common stock, and authorizing preferred stock may, however, subject the Company's existing shareholders to future dilution of their ownership and voting power in the Company.

ADDITIONAL INFORMATION

         Additional information regarding the Company, its business, its capital stock, and its financial condition are included in the Company's Form 10-KSB annual report and its Form 10-Q quarterly reports. Copies of the Company's Form 10-KSB for its fiscal year ending December 31, 2007, as well as the Company's Form 10-Q for the quarters ending March 31, 2008 and June 30, 2008, are available upon request to: Dean Janes, Chief Executive Officer, Imaging3, Inc., 3200 W. Valhalla Drive, Burbank, California 91505.


                                  OTHER MATTERS

         The Board of Directors of the Company is not aware that any matter other than those described in this Information Statement is to be presented for the consent of the shareholders.

         UPON WRITTEN REQUEST BY ANY SHAREHOLDER TO DEAN JANES, CHIEF EXECUTIVE OFFICER OF THE COMPANY, AT IMAGING3, INC., 3200 W. Valhalla Drive, Burbank, California 91505, telephone (818) 260-0930, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED WITHOUT CHARGE.

                                    EXHIBIT A
                               AMENDMENT TO BYLAWS

                                  AMENDMENT TO

                                     BYLAWS

                                       OF

                                 IMAGING3, INC.

                            A CALIFORNIA CORPORATION


         The following provision of the Bylaws of Imaging3, Inc. adopted on or about November [ ], 2008 (the "Bylaws") is hereby amended and restated (the "Amendment"):

         Article III, Section 2 of the Company's Bylaws is hereby amended and restated in its entirety as follows: "Number. The Corporation shall have no fewer than five (5) nor more than nine (9) directors. Initially the exact number of directors will be seven (7). The exact number of directors will be determined from time to time by resolution adopted by approval of the outstanding shares or by the affirmative vote of a majority of the Whole Board of Directors. Notwithstanding the foregoing, before the issuance of any shares and so long as the Corporation has only one shareholder, the number of directors may be one or two, and so long as the Corporation has two shareholders, the number may be two. As used in these Bylaws, the term "Whole Board" means the number of directors that the Corporation would have if there were no vacancies. After the issuance of shares, a bylaw specifying the changing of the maximum or minimum number of directors or changing from a variable to a fixed board or vice versa may be adopted only by approval of the outstanding shares. No reduction of the authorized number of directors shall have the effect of removing any director before the expiration of his term of office."

         The Bylaws shall remain in effect as modified by this Amendment to the Bylaws (the "Amendment") except to the extent that the Bylaws contradict the Amendment, in which case this Amendment shall govern.

THIS IS TO CERTIFY:

         That I am the duly elected, qualified and acting Secretary of Imaging3, Inc., a California corporation (the "Company"), and that the foregoing Amendment to the Bylaws was validly adopted on November [ ], 2008 by written consent of the shareholders entitled to vote a majority of the outstanding capital stock of the Company.

         IN WITNESS WHEREOF, I have hereunto set my hand this [ ] day of November 2008.


                                            ------------------------------------
                                            Xavier Aguilera, Secretary

                                    EXHIBIT B
                              AMENDMENT TO ARTICLES

                                  AMENDMENT TO

                            ARTICLES OF INCORPORATION

                                       OF

                                 IMAGING3, INC.


         The undersigned, Dean Janes and Xavier Aguilera, hereby certify that:

         1. They are the Chief Executive Officer and Secretary, respectively, of Imaging3, Inc., a California corporation (the "Corporation").

         2. The Articles of Incorporation of the Corporation are hereby amended as follows:

         Article IV is hereby amended and restated to read as follows:

         IV.: The Corporation is authorized to issue two classes of shares. One class of shares shall be designated as common stock, par value $0.001 per share, and the total number of common shares which this Corporation is authorized to issue is 750,000,000. The other class of shares shall be designated as preferred stock, par value $0.001 per share, and the total number of preferred shares which this Corporation is authorized to issue is 1,000,000. The preferred stock authorized by these Articles of Incorporation shall be issued in series. The Board of Directors of this Corporation is authorized to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of preferred stock, and within the limitations or restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series, to determine the designation and par value of any series, and to fix the number of shares of any series.

         3. The foregoing Amendment to Articles of Incorporation has been duly approved by the Board of Directors.

         4. The foregoing Amendment to the Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporations Code. The total number of outstanding shares of the Corporation is 248,307,385 shares of Common Stock. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than fifty percent (50%).

         The undersigned further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of their own knowledge.

Dated: September 9, 2008


                                 ----------------------------------------------
                                 Dean Janes, Chief Executive Officer


                                 ----------------------------------------------
                                 Xavier Aguilera, Secretary